EXHIBIT 99.1

Contact:	Franklin Resources, Inc.

Investor Relations: Greta Gahl (650) 312-4091

Corporate Communications: Lisa Gallegos (650) 312-3395

franklintempleton.com

____________________________________________________________________________________

FOR IMMEDIATE RELEASE

Franklin Resources, Inc. Announces First Quarter Results

San Mateo, CA, January 26, 2006 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today reported net income of $318.0 million, or $1.21 per share diluted, on revenues of $1,181.5 million for the quarter ended December 31, 2005. In the quarter ended September 30, 2005, net income was $334.5 million, or $1.28 per share diluted, on revenues of $1,163.2 million. For the quarter ended December 31, 2004, net income was $240.0 million, or $0.92 per share diluted, on revenues of $986.0 million.

Operating income for the quarter ended December 31, 2005 was $404.6 million, as compared to $368.5 million for the prior quarter and $300.1 million for the quarter ended December 31, 2004, an increase of 10% for the quarter ended December 31, 2005 over the prior quarter and 35% over the same quarter in the prior year. The company’s non-operating income for the quarter ended December 31, 2005 includes $32.4 million of investment and other income, net, as compared to $49.6 million in the prior quarter and $27.4 million for the quarter ended December 31, 2004. Income taxes were provided at a rate of 27.5% for the quarter, as compared to a reduced rate of 20.25% resulting from the resolution of certain state tax matters in the prior quarter.

Assets under management by the company’s subsidiaries were $464.8 billion at December 31, 2005, as compared to $453.1 billion at September 30, 2005 and $402.2 billion at December 31, 2004. Simple monthly average assets under management during the quarter ended December 31, 2005, were $453.3 billion compared to $440.5 billion in the preceding quarter and $381.0 billion in the same quarter a year ago. Equity assets increased to 59% of total assets under management at December 31, 2005, as compared to 58% for the previous quarter and 57% at December 31, 2004. Fixed-income assets comprised 23% of total assets under management at December 31, 2005, as compared to 23% for the previous quarter and 25% at December 31, 2004. Hybrid assets accounted for 17% of total assets under management at December 31, 2005, September 30, 2005 and December 31, 2004. Sales exceeded redemptions by $5.8 billion for the quarter ended December 31, 2005, as compared to $8.0 billion for the prior quarter and $8.8 billion for the comparable quarter a year ago.

Fiscal First Quarter 2006 Highlights

Performance and Products1,2

Important footnotes and one-, three-, five- and 10-year Lipper rankings by fund family can be found in the “Supplemental Information” section at the end of the release.

•

84% of Franklin Templeton's long-term mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 92% for the five-year period and 96% for the 10-year period ended December 31, 2005. [3,4]

•

75% of Franklin Templeton's equity mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-year period, 88% for the five-year period and 94% for the 10-year period ended December 31, 2005. [3,8]

•

100% of Franklin Templeton's fixed income mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three- and five-year periods and 99% for the 10-year period ended December 31, 2005. [3,9]

•

98% of Franklin Templeton's taxable income mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three- and five-year periods and 96% for the 10-year period ended December 31, 2005. [3,10]

•

100% of Franklin's tax-free income mutual fund assets were in funds ranked in the top two quartiles of their respective Lipper peer groups for the three-, five- and 10-year periods ended December 31, 2005.[3,11]

•

Franklin Aggressive Growth Fund ranked in the top two quartiles of the Lipper Multi-Cap Growth Funds peer group for total return among 409, 358 and 279 funds for the one-, three- and five-year periods ended December 31, 2005.[3,12] The fund received a Lipper Leader award for Tax Efficiency as of December 31, 2005.[16]

•

Templeton Growth Fund ranked in the top third of the Lipper Global Large-Cap Value Funds peer group for total return among 26, 21, 16 and 4 funds for the one-, three-, five- and 10-year periods ended December 31, 2005.[3,13] The fund received Lipper Leader awards for Preservation and Expense, and was rated 4 stars overall by Morningstar among 392 World Stock funds as of December 31, 2005.[16,17]

•

Franklin California Tax-Free Income Fund ranked in the top quintile of the Lipper California Municipal Debt Funds peer group for total return among 125, 117, 99 and 68 funds for the one-, three-, five- and 10-year periods ended December 31, 2005.[3,14] The fund received a Lipper Leader award for Total Return as of December 31, 2005.[16]

•

Mutual Shares Fund ranked in the top two quartiles of the Lipper Multi-Cap Value Funds peer group for total return among 466, 364, 227 and 88 funds for the one-, three-, five- and 10-year periods ended December 31, 2005.[3,15] The fund received a Lipper Leader award for Preservation, and was rated 4 stars overall by Morningstar among 1,014 Large Value funds as of December 31, 2005.[16,17]

Performance quoted represents past performance, which cannot predict or guarantee future results.

Global Business Developments

• The Franklin Templeton Fixed Income Group was formed to create a new global fixed income platform integrating the fixed income teams of Franklin Advisers and Fiduciary Trust Company International.

•      In a quarterly survey of shareholder satisfaction conducted by National Quality Review (NQR), a third-party customer service evaluator, 96% of customers responding to the survey said that they would recommend Franklin Templeton Investments to others.

• In DALBAR’s most recent quarterly ranking, Franklin Templeton’s call center service was ranked #1 among broker-distributed firms in Canada.
• Franklin Templeton Investments Canada was honored for a Bissett marketing campaign at the Canadian Investment Awards.
• Franklin Templeton Investments opened its first representative sales office in Mexico City, and Darby Overseas Investments opened an office in São Paulo, Brazil.
• Darby Overseas and a local Korean bank jointly established Korea Emerging Infrastructure Fund for institutional investors.

•      The NJBEST and Franklin Templeton 529 College Savings Plans, offered by the State of New Jersey Higher Education Student Assistance Authority and Franklin Templeton, reported that collective assets in the plans surpassed $1 billion.

• Templeton Global Income Fund and Franklin Templeton U.S. Rising Dividends Fund were launched for Canadian retail investors.

•      Franklin Templeton opened four new SICAV (Sociétés d'Investissement à Capital Variable) funds: Franklin India Fund, Templeton BRIC Fund, Templeton Asian Bond Fund and Franklin Mutual Global Discovery Fund.

• Franklin Templeton Investments India launched Franklin India Smaller Companies Fund for investors in India and Franklin Templeton European Real Estate Fund of Funds for non-U.S. investors.
• Three new Franklin Templeton television commercials highlighting Franklin Templeton’s distinct brands aired on major networks.
• A dedicated web site was established to target institutional investors in Europe.

Franklin Resources, Inc.
Condensed Consolidated Income Statements
Unaudited
(in thousands except assets under management and per share data)	Three months ended December 31
	2005	2004	% Change
Operating Revenues
Investment management fees	$687,439	$566,483	21%
Underwriting and distribution fees	414,879	340,378	22%
Shareholder servicing fees	64,272	63,167	2%
Consolidated sponsored investment products income, net	278	615	(55%)
Other, net	14,584	15,379	(5%)
Total operating revenues	1,181,452	986,022	20%

Operating Expenses
Underwriting and distribution	380,077	311,422	22%
Compensation and benefits	218,480	211,507	3%
Information systems, technology and occupancy	73,895	66,805	11%
Advertising and promotion	30,337	26,108	16%
Amortization of deferred sales commissions	32,002	31,378	2%
Amortization of intangible assets	4,353	4,411	(1%)
Other	37,722	34,307	10%
Total operating expenses	776,866	685,938	13%

Operating income	404,586	300,084	35%
Other Income (Expenses)
Consolidated sponsored investment products gains, net	10,814	16,163	(33%)
Investment and other income, net	32,366	27,389	18%
Interest expense	(9,188)	(7,987)	15%
Other income, net	33,992	35,565	(4%)

Income before taxes on income	438,578	335,649	31%
Taxes on income	120,609	95,660	26%
Net income	$317,969	$239,989	32%

Basic earnings per share	$1.26	$0.96	31%
Diluted earnings per share[1]	$1.21	$0.92	32%
Dividends per share	$0.120	$0.100	20%

Average Shares Outstanding (in thousands)
Basic	253,208	250,057	1%
Diluted[1]	265,066	262,219	1%
Operating Margin[2]	34%	30%	—
Assets Under Management (in millions)
Beginning of period	$453,065	$361,860	25%
Sales	30,370	28,387	7%
Reinvested distributions	8,360	4,288	95%
Redemptions	(24,522)	(19,637)	25%
Distributions	(10,042)	(5,251)	91%
Acquisitions	—	—	—
Appreciation	7,619	32,559	77%
End of period	$464,850	$402,206	16%
Simple monthly average for period	$453,283	$381,039	19%

1 Diluted earnings per share and diluted average shares outstanding for all periods shown reflect the adoption of the Emerging Issues Task Force Issue No. 04-8, “The Effect of Contingently Convertible Debt on Diluted Earnings per Share”.

2Operating margin: Operating income divided by total operating revenues.

Franklin Resources, Inc.
Condensed Consolidated Income Statements
Unaudited
(in thousands except per share data)
	Three Months Ended
	31-Dec-05	30-Sep-05	% Change	30-Jun-05	31-Mar-05	31-Dec-04
Operating Revenues
Investment management fees	$687,439	$655,327	5%	$642,034	$592,674	$566,483
Underwriting and distribution fees	414,879	426,941	(3%)	386,950	377,341	340,378
Shareholder servicing fees	64,272	62,675	3%	64,609	64,312	63,167
Consolidated sponsored investment products income, net	278	1,132	(75%)	1,306	1,361	615
Other, net	14,584	17,086	(15%)	14,835	15,493	15,379
Total operating revenues	1,181,452	1,163,161	2%	1,109,734	1,051,181	986,022

Operating Expenses
Underwriting and distribution	380,077	387,682	(2%)	359,657	347,376	311,422
Compensation and benefits	218,480	207,906	5%	232,971	217,909	211,507
Information systems, technology and occupancy	73,895	77,000	(4%)	73,253	69,808	66,805
Advertising and promotion	30,337	43,237	(30%)	36,845	31,108	26,108
Amortization of deferred sales commissions	32,002	31,114	3%	29,361	30,617	31,378
Amortization of intangible assets	4,353	4,351	—	4,348	4,349	4,411
Provision for governmental investigations, proceedings and actions, net	—	—	N/A	(8,385)	42,043	—
Other	37,722	43,339	(13%)	35,205	34,690	34,307
Total operating expenses	776,866	794,629	(2%)	763,255	777,900	685,938

Operating income	404,586	368,532	10%	346,479	273,281	300,084

Other Income (Expenses)
Consolidated sponsored investment products gains (losses), net	10,814	10,108	7%	4,402	(1,552)	16,163
Investment and other income, net	32,366	49,587	(35%)	21,849	38,576	27,389
Interest expense	(9,188)	(8,798)	4%	(9,017)	(8,241)	(7,987)
Other income, net	33,992	50,897	(33%)	17,234	28,783	35,565

Income before taxes on income	438,578	419,429	5%	363,713	302,064	335,649
Taxes on income	120,609	84,934	42%	101,840	80,790	95,660

Net income	$317,969	$334,495	(5%)	$261,873	$221,274	$239,989

Basic earnings per share	$1.26	$1.33	(5%)	$1.04	$0.88	$0.96

Diluted earnings per share[3]	$1.21	$1.28	(5%)	$1.00	$0.85	$0.92

Dividends per share	$0.12	$0.10	20%	$0.10	$0.10	$0.100
Special cash dividend	—	—	—	—	$2.00	—

Average Shares Outstanding (in thousands)
Basic	253,208	251,301	1%	250,475	250,047	250,057
Diluted[3]	265,066	263,981	—	262,865	262,738	262,219
Operating margin[4]	34%	32%	—	31%	26%	30%

Employees	7,290	7,156	2%	7,045	6,868	6,779
Billable shareholder accounts (in millions)	17.1	16.6	3%	17.4	17.0	15.9

3 Diluted earnings per share and diluted average shares outstanding for all periods shown reflect the adoption of the Emerging Issues Task Force Issue No. 04-8, “The Effect of Contingently Convertible Debt on Diluted Earnings per Share”.

4 Operating margin: Operating income divided by total operating revenues.

Franklin Resources, Inc.
Summary Balance Sheet
(in thousands)
	Unaudited
	December 31, 2005	September 30, 2005
Assets
Current assets	$4,712,591	$4,620,588
Banking/finance assets	843,692	915,140
Non-current assets	3,335,543	3,358,199
Total Assets	$8,891,826	$8,893,927

Liabilities and Stockholders’ Equity
Current liabilities	$767,013	$851,897
Banking/finance liabilities	600,515	804,802
Non-current liabilities	1,154,007	1,476,737
Total liabilities	2,521,535	3,133,436
Minority interest	77,177	76,107
Total stockholders’ equity	6,293,114	5,684,384
Total Liabilities and Stockholders’ Equity	$8,891,826	$8,893,927

Ending Shares of Common Stock Outstanding	258,144	252,745

ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE
(in billions)	31-Dec-05	30-Sep-05	% Change	30-Jun-05	31-Mar-05	31-Dec-04
Equity
Global/international	$193.9	$185.7	4%	$168.0	$163.8	$155.7
Domestic (U.S.)	79.6	77.9	2%	74.5	72.3	73.3
Total equity	273.5	263.6	4%	242.5	236.1	229.0

Hybrid	79.7	78.4	2%	73.3	69.1	66.4

Fixed-Income
Tax-free	53.9	53.8	—	53.5	51.9	51.8
Taxable:
Domestic (U.S.)	32.5	32.7	(1%)	32.8	32.2	32.5
Global/international	19.6	18.7	5%	17.6	16.8	16.3
Total fixed-income	106.0	105.2	1%	103.9	100.9	100.6

Money Market	5.6	5.9	(5%)	5.7	6.0	6.2

Total Ending Assets	$464.8	$453.1	3%	$425.4	$412.1	$402.2
Simple Monthly Average Assets	$453.3	$440.5	3%	$416.0	$407.4	$381.0

ASSETS UNDER MANAGEMENT & FLOWS
(in billions)	Three Months Ended
	31-Dec-05	30-Sep-05	% Change	31-Dec-04	% Change
Beginning Assets Under Management	$453.1	$425.4	7%	$361.9	25%
U.S. retail assets
Beginning assets	$275.3	$260.3	6%	$224.3	23%
Sales	13.9	15.3	(9%)	13.9	—
Reinvested distributions	7.8	0.8	875%	3.9	100%
Redemptions	(10.6)	(9.5)	12%	(8.2)	29%
Distributions	(9.4)	(1.4)	571%	(4.9)	92%
Acquisitions	—	—	—	—	—
Appreciation	2.7	9.8	(72%)	17.5	(85%)
Ending assets	$279.7	$275.3	2%	$246.5	13%
Other assets, including international and institutional
Beginning assets	$177.8	$165.1	8%	$137.6	29%
Sales	16.5	16.2	2%	14.5	14%
Reinvested distributions	0.6	0.2	200%	0.4	50%
Redemptions	(13.9)	(14.0)	(1%)	(11.5)	21%
Distributions	(0.7)	(0.2)	250%	(0.4)	75%
Acquisitions	—	—	—	—	—
Appreciation	4.8	10.5	54%	15.1	(68%)
Ending assets	$185.1	$177.8	4%	$155.7	19%
Ending Assets Under Management	$464.8	$453.10	3%	$402.2	16%
Total Assets Under Management
Beginning assets	$453.1	$425.4	7%	$361.9	25%
Sales	30.4	31.5	(3%)	28.4	7%
Reinvested distributions	8.4	1.0	740%	4.3	95%
Redemptions	(24.5)	(23.5)	4%	(19.6)	25%
Distributions	(10.1)	(1.6)	531%	(5.4)	87%
Acquisitions	—	—	—	—	—
Appreciation	7.5	20.3	(63%)	32.6	(77%)
Ending assets	$464.8	$453.1	3%	$402.2	16%

Note: Institutional assets totaling approximately $36.4 billion are invested in U.S. retail fund and annuity products and are disclosed in U.S. retail assets in the above table. Total institutional and high net-worth assets at December 31, 2005, were approximately $151.3 billion, of which high net-worth assets comprised $11.4 billion.

ASSETS UNDER MANAGEMENT & FLOWS BY INVESTMENT OBJECTIVE (in billions)
Three Months Ended	31-Dec-05	30-Sep-05	31-Dec-04
Global/international equity
Beginning assets	$185.7	$168.0	$132.9
Sales	12.3	11.8	10.5
Reinvested distributions	4.8	—	2.3
Redemptions	(9.0)	(8.9)	(6.1)
Distributions	(5.5)	(0.1)	(2.7)
Acquisitions	—	—	—
Appreciation	5.6	14.9	18.8
Ending assets	193.9	185.7	155.7
Domestic (U.S.) equity
Beginning assets	77.9	74.5	66.4
Sales	4.0	4.2	4.0
Reinvested distributions	2.3	—	1.0
Redemptions	(4.1)	(4.3)	(3.7)
Distributions	(2.5)	—	(1.1)
Acquisitions	—	—	—
Appreciation	2.0	3.5	6.7
Ending assets	79.6	77.9	73.3
Hybrid
Beginning assets	78.4	73.3	59.0
Sales	4.1	5.4	4.5
Reinvested distributions	0.6	0.4	0.4
Redemptions	(2.0)	(1.9)	(1.4)
Distributions	(0.9)	(0.6)	(0.6)
Acquisitions	—	—	—
Appreciation/(depreciation)	(0.5)	1.8	4.5
Ending assets	79.7	78.4	66.4
Tax-free income
Beginning assets	53.8	53.5	51.3
Sales	1.5	1.8	1.2
Reinvested distributions	0.3	0.3	0.3
Redemptions	(1.5)	(1.2)	(1.2)
Distributions	(0.5)	(0.5)	(0.6)
Acquisitions	—	—	—
Appreciation/(depreciation)	0.3	(0.1)	0.8
Ending assets	53.9	53.8	51.8
Taxable fixed-income
Beginning assets	51.4	50.4	45.5
Sales	6.0	5.6	5.5
Reinvested distributions	0.3	0.3	0.3
Redemptions	(5.1)	(4.6)	(3.8)
Distributions	(0.6)	(0.3)	(0.4)
Acquisitions	—	—	—
Appreciation	0.1	—	1.7
Ending assets	52.1	51.4	48.8
Money market
Beginning assets	5.9	5.7	6.8
Sales	2.5	2.7	2.7
Reinvested distributions	0.1	—	—
Redemptions	(2.8)	(2.6)	(3.4)
Distributions	(0.1)	(0.1)	—
Acquisitions	—	—	—
Appreciation	—	0.2	0.1
Ending assets	5.6	5.9	6.2
Ending Assets Under Management	$464.8	$453.1	$402.2

Conference Call Information

On Thursday, January 26, 2006, Franklin Resources, Inc. [NYSE:BEN] President and CEO Greg Johnson and Jim Baio, Executive Vice President and Chief Financial Officer, will lead a live conference call at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss the quarterly results and answer analysts’ questions.

Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. or (706) 645-0197 internationally.

A replay of the call will be archived on the “Our Company” page of franklintempleton.com through February 9, 2006. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code #4246639, after 5:30 p.m. Eastern Time on January 26, 2006, through 11:59 p.m. Eastern Time on February 9, 2006.

Questions regarding the teleconference call should be directed to Franklin Resources, Inc., Investor Relations at (650) 525-8900 or Corporate Communications at (650) 312-2245.

Franklin Resources, Inc. [NYSE:BEN], is a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series and Fiduciary Trust investment teams. The San Mateo, CA-based company has more than 50 years of investment experience and over $464 billion in assets under management as of December 31, 2005. For more information, please call 1-800/DIAL BEN® or visit franklintempleton.com.

Supplemental Information

Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, for any U.S. registered Franklin Templeton fund, investors should talk to their financial advisors or call Franklin Templeton Distributors, Inc. at 1-800/DIAL BEN® (1-800/342-5236). Please read the prospectus carefully before investing.

1.

Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds' principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.

2.

Morningstar ratings and Lipper rankings for Franklin Templeton U.S.-based funds are based on Class A shares, with the exception of Lipper rankings for Mutual Series funds (other than Mutual Recovery), which are based on Class Z shares. Class Z shares are offered to qualified investors only and have no sales charges or Rule 12b-1 fees. Franklin Templeton funds are compared against a universe of all share classes. All Franklin Templeton Class A (Class Z) asset data is based on 11/30/05 figures unless noted otherwise. Indices are unmanaged and one cannot invest directly in them. Unless otherwise noted, fund returns quoted reflect Class A shares. Performance returns, ratings and rankings for other classes may vary.

3.

Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 143 peer groups of U.S. retail mutual funds, and the groups vary in size from 4 to 1057 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.

Lipper Performance Rankings of Franklin Templeton's Long-Term Mutual Funds2

Quartile	Time Periods Ended December 31, 2005
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	66%	84%	92%	96%
3rd & 4th	34%	16%	8%	4%

FRANKLIN5

Quartile	Time Periods Ended December 31, 2005
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	63%	94%	87%	94%
3rd & 4th	37%	6%	13%	6%

TEMPLETON6

Quartile	Time Periods Ended December 31, 2005
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	60%	62%	99%	96%
3rd & 4th	40%	38%	1%	4%

MUTUAL SERIES7

Quartile	Time Periods Ended December 31, 2005
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	100%	85%	100%	100%
3rd & 4th	0%	15%	0%	0%

4.

Source: Lipper® Inc., 12/31/05. Of the eligible Franklin Templeton long-term mutual funds tracked by Lipper, 46, 46, 54 and 48 funds ranked in the top quartile, 22, 23, 15 and 10 funds ranked in the second quartile, 15, 11, 13 and 9 funds ranked in the third quartile, and 13, 6, 2 and 3 funds ranked in the fourth quartile for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

5.

Source: Lipper® Inc., 12/31/05. Of the eligible Franklin long-term mutual funds tracked by Lipper, 38, 40, 43 and 40 funds ranked in the top quartile, 19, 20, 13 and 8 funds ranked in the second quartile, 13, 8, 11 and 7 funds ranked in the third quartile, and 8, 2, 2 and 2 funds ranked in the fourth quartile for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

6.

Source: Lipper® Inc., 12/31/05. Of the eligible Templeton long-term mutual funds tracked by Lipper, 2, 3, 5 and 4 funds ranked in the top quartile, 2, 1, 2 and 2 funds ranked in the second quartile, 2, 2, 2 and 2 funds ranked in the third quartile, and 5, 4, 0 and 1 funds ranked in the fourth quartile for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

7.

Source: Lipper® Inc., 12/31/05. Of the eligible Mutual Series long-term mutual funds tracked by Lipper, 6, 3, 6 and 4 funds ranked in the top quartile, 1, 2, 0 and 0 funds ranked in the second quartile, 0, 1, 0 and 0 funds ranked in the third quartile, and 0, 0, 0 and 0 funds ranked in the fourth quartile for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

8.

Source: Lipper® Inc., 12/31/05. Of the eligible Franklin Templeton equity funds tracked by Lipper, 16, 10, 20 and 13 funds ranked in the top quartile and 10, 17, 8 and 6 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

9.

Source: Lipper® Inc., 12/31/05. Of the eligible Franklin Templeton non-money market fixed income funds tracked by Lipper, 30, 36, 34 and 35 funds ranked in the top quartile and 12, 6, 7 and 4 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

10.

Source: Lipper® Inc., 12/31/05. Of the eligible Franklin Templeton non-money market taxable income funds tracked by Lipper, 4, 5, 4 and 5 funds ranked in the top quartile and 5, 4, 4 and 1 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

11.

Source: Lipper® Inc., 12/31/05. Of the eligible Franklin non-money market tax-free income funds tracked by Lipper, 26, 31, 30 and 30 funds ranked in the top quartile and 7, 2, 3 and 3 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

12.

Source: Lipper® Inc., 12/31/05. Franklin Aggressive Growth Fund Class A ranked 141 in a universe of 409 funds in Lipper's "Multi-Cap Growth Funds" group for the one-year period, 42 of 358 for the three-year period and 121 of 279 for the five-year period. Franklin Aggressive Growth Fund has experienced negative fund performance.

13.

Source: Lipper® Inc., 12/31/05. Templeton Growth Fund Class A ranked 8 in a universe of 26 funds in Lipper's "Global Large-Cap Value Funds" group for the one-year period, 6 of 21 for the three-year period, 2 of 16 for the five-year period and 1 of 4 for the 10-year period.

14.

Source: Lipper® Inc., 12/31/05. Franklin California Tax-Free Income Class A ranked 17 in a universe of 125 funds in Lipper's "California Municipal Debt Funds" group for the one-year period, 14 of 117 for the three-year period, 12 of 99 for the five-year period and 12 of 68 for the 10-year period.

15.

Source: Lipper® Inc., 12/31/05. Mutual Shares Fund Class Z ranked 53 in a universe of 466 funds in Lipper's "Multi-Cap Value Funds" group for the one-year period, 178 of 364 for the three-year period, 40 of 227 for the five-year period and 15 of 88 for the 10-year period.

16.

Source: Lipper® Inc., 12/31/05. A Lipper Leaders distinction does not imply that a fund named as a Lipper Leader had the best performance in its category. Lipper Leaders Awards are based on Class A shares. Lipper ratings for Total Return reflect funds’ historical total return performance relative to peers. Lipper ratings for Preservation reflect funds’ historical loss avoidance relative to other funds within the same asset class. Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. Lipper ratings for Tax Efficiency reflect funds' historical success in postponing taxable distributions relative to peers. Lipper ratings for Expense reflect funds' expense minimization relative to peers with similar load structures. Ratings for Expense are computed for all Lipper classifications with five or more distinct portfolios and span both equity and fixed-income funds (e.g., large-cap core, general U.S. Treasury, etc.). The Lipper ratings are subject to change every month and are based on an equal-weighted average of percentile ranks for the Total Return, Preservation, Tax-Efficiency and Expense metrics over three-, five- and 10-year periods (if applicable). 20% of funds in each peer group are named Lipper Leaders, the next 20% receive a score of 2, the middle 20% are scored 3, the next 20% are scored 4, and the lowest 20% are scored 5. Franklin Aggressive Growth Fund, in Lipper’s Multi-Cap Growth Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Tax Efficiency: 2 [358], Lipper Leader [279], N/A [89]. Templeton Growth Fund, in Lipper’s Global Large-Cap Value Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Preservation (in Equity asset class): 2 [8032], Lipper Leader [6055], Lipper Leader [2054]. Expense: Lipper Leader [5], N/A [0], N/A [0]. Franklin California Tax-Free Income Fund, in Lipper’s California Municipal Debt Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Total Return: Lipper Leader [117], Lipper Leader [99], Lipper Leader [68]. Mutual Shares Fund, in Lipper’s Multi-Cap Value Funds classification, received the following ratings for the three-, five- and 10-year periods respectively: Preservation (in Equity asset class): Lipper Leader [8032], Lipper Leader [6055], N/A [2054]. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader Copyright 2003, Reuters, All Rights Reserved.

17.

Source: [Morningstar]© 12/31/05. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and 10-year (if applicable) Morningstar Rating metrics. Past performance does not guarantee future results. Morningstar Rating is for the A share class only; other classes may have different performance characteristics. The following fund was rated against 392, 285, 126 World Stock funds for the respective three-, five- and 10-year periods ended 12/31/05, as applicable. For the three-, five- and 10-year periods ended 12/31/05, the Morningstar ratings were: Templeton Growth Fund 2, 4, 4. The following fund was rated against 1014, 697, N/A Large Value funds for the respective three-, five- and 10-year periods, as applicable. For the three-, five- and 10-year periods ended 12/31/05, the Morningstar ratings were: Mutual Shares Fund 3, 4, N/A.

Forward-Looking Statements

The financial results in this press release are preliminary. Statements in this press release regarding Franklin Resources, Inc., which are not historical facts, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2005, and Franklin’s Form 10-Q filings.

• We are subject to extensive and often complex, overlapping and frequently changing regulation domestically and abroad.

•      Regulatory and legislative actions and reforms, particularly those specifically focused on the mutual fund industry, are making the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results.

• Any significant limitation or failure of our software applications and other technology systems that are critical to our operations could constrain our operations.

• We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous foreign countries.
• We depend on key personnel and our financial performance could be negatively affected by the loss of their services.

•      Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income.

• Changes in the distribution channels on which we depend could reduce our revenues and hinder our growth.
• The amount or mix of our assets under management are subject to significant fluctuations and could negatively impact our revenues and income.

•      Our increasing focus on international markets as a source of investments and sales of investment products subject us to increased exchange rate and other risks in connection with earnings and income generated overseas.

• Poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income.
• We could suffer losses in earnings or revenue if our reputation is harmed.
• Our future results are dependent upon maintaining an appropriate level of expenses, which are subject to fluctuation.
• Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.

•      Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.

• Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.

•      Certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to market-specific political, economic or other risks, any of which may negatively impact our revenues and income.

•      Our revenues, earnings and income could be adversely affected if the terms of our investment management agreements are significantly altered or these agreements are terminated by the funds we advise.

• Diverse and strong competition limits the interest rates that we can charge on consumer loans.
• Future sales of our common stock in the public market, such as upon conversion of our outstanding convertible securities, could adversely affect our stock price.

•      Civil litigation arising out of or relating to previously settled governmental investigations or other matters, governmental or regulatory investigations and/or examinations and the legal risks associated with our business could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results.

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